FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 333-228684

Gabelli Innovations Trust

Gabelli Media Mogul Fund

Gabelli Pet Parents’™ Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated February 23, 2023, to each Fund’s Statutory Prospectus for Class I Shares and Class A Shares, dated January 27, 2023

Effective February 23, 2023, each Fund’s Average Annual Total Returns Table is replaced in its entirety with the following:

Average Annual Total Returns (for the years ended December 31, 2022, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Since Inception
Gabelli Media Mogul Fund
Class I Shares (first issued December 1, 2016)
Return Before Taxes	(31.11)%	(4.28)%	(2.32)%
Return After Taxes on Distributions	(31.32)%	(4.47)%	(2.48)%
Return After Taxes on Distributions and Sale of Fund Shares	(18.26)%	(3.15)%	(1.71)%
Class A Shares (first issued May 17, 2022)*
Return Before Taxes	(35.15)%	(5.44)%	(3.29)%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	(18.11)%	9.42%	11.66%

*	The Class I Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares on May 17, 2022.

Average Annual Total Returns (for the years ended December 31, 2022, with maximum sales charge, if applicable)	Past One Year	Since Inception
Gabelli Pet Parents’ Fund
Class I Shares (first issued June 19, 2018)
Return Before Taxes	(35.36)%	2.42%
Return After Taxes on Distributions	(35.39)%	1.86%
Return After Taxes on Distributions and Sale of Fund Shares	(20.93)%	1.94%
Class A Shares (first issued May 17, 2022)*
Return Before Taxes	(39.26)%	1.03%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	(18.11)%	9.43%

*	The Class I Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares on May 17, 2022.

Please retain this Supplement for future reference.